                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): April 25, 1997


                          ICIFC SECURED ASSETS CORP.
             (as Seller under the Pooling and Servicing Agreement,
                          dated as of March 1, 1997,
                         providing for the issuance of
              Mortgage Pass-Through Certificates, Series 1997-1)

                          ICIFC SECURED ASSETS CORP.
            (Exact Name of Registrant as Specified in its Charter)


                                  California
                (State or Other Jurisdiction of Incorporation)


             333-8439                           33-071-5871
      (Commission File Number)      (I.R.S. Employer Identification No.)


                              20371 Irvine Avenue
                      Santa Ana Heights, California 92707
         (Address of Principal Executive Offices, Including Zip Code)


                                (714) 556-0122
             (Registrant's Telephone Number, Including Area Code)

Item 5.   Other Events
-------   ------------

          Attached hereto are copies of the monthly remittance statements to the Certificateholders, which were distributed to the Certificateholders by the Trustee.


Item 7.   Statements and Exhibits
-------   -----------------------

          (c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.           Description
--------------        -----------

     99.1 Monthly remittance statement to the Certificateholders dated April 25, 1997.

     99.2 Monthly remittance statement to the Certificateholders dated May 25, 1997.

     99.3 Monthly remittance statement to the Certificateholders dated June 25, 1997.

     99.4 Monthly remittance statement to the Certificateholders dated July 25, 1997.


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

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  ICIFC SECURED ASSETS CORP.



Date: August 5, 1997              By: /s/ Mary Glass-Schannault
                                      ________________________________
                                  Name: Mary Glass-Schannault
                                  Title: Vice President and Assistant Secretary

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

                               Index to Exhibits
                               -----------------

Description                                                                       Page
-----------                                                                       ----

Monthly remittance statement to the Certificateholders dated April 25, 1997.         5

Monthly remittance statement to the Certificateholders dated May 25, 1997.           9

Monthly remittance statement to the Certificateholders dated June 25, 1997.         13

Monthly remittance statement to the Certificateholders dated July 25, 1997.         17

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